EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q of USANA Health Sciences, Inc. for the quarter ended September 27, 2003 as filed November 6, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date:	November 6, 2003	/s/ Gilbert A. Fuller
Gilbert A. Fuller
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)